UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2011

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)	29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Director Retirement

On March 7, 2011, Dalton B. Floyd, Jr. notified the Chairman of SCBT Financial Corporation (the "Company") that, in accordance with the By-Laws of the Company pertaining to mandatory retirement at age of 72, Mr. Floyd will retire from the Board of Directors of the Company effective immediately after the 2011 Annual Meeting of Shareholders, which is scheduled for April 26, 2011. Mr. Floyd’s decision was not the result of any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date:	March 8, 2011	/s/ Donald E. Pickett
Donald E. Pickett
Executive Vice President and Chief Financial Officer